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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2000, except for Note 16, which is as of February 28, 2000, relating to the financial statements, which appear in the Versata, Inc. Form S-1 dated March 2, 2000.



                                             /s/ PricewaterhouseCoopers LLP

                                             PricewaterhouseCoopers LLP

San Jose, CA
May 9, 2000